                                  EXHIBIT 99.1


                    IDENTIFY AND BACKGROUND OF DIRECTORS AND
                     EXECUTIVE OFFICERS OF SOUTHERN JERSEY
                           BANCORP OF DELAWARE, INC.

                    IDENTIFY AND BACKGROUND OF DIRECTORS AND
                     EXECUTIVE OFFICERS OF SOUTHERN JERSEY


SOUTHERN JERSEY BANCORP OF DELAWARE, INC.

State Other Place of Organization:        Delaware

Principal Business:                       Bank Holding Company

Address of Principal Business:            53 South Laurel
                                          Bridgeton, New Jersey 08302

CLARENCE D. MCCORMICK (CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

CLARENCE D. MCCORMICK, JR. (PRESIDENT AND DIRECTOR)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.





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RALPH A. COCOVE, SR. (EXECUTIVE VICE PRESIDENT AND CASHIER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

HARRY W. BULLOCK (SECRETARY AND DIRECTOR)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Retired

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.





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RUSSELL CHAPPIUS, SR. (SENIOR VICE PRESIDENT AND OPERATIONS OFFICER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

CHARLES S. KESSLER (SENIOR VICE PRESIDENT AND DATA PROCESSING MANAGER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.





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SIMON AMAN (SENIOR VICE PRESIDENT AND SENIOR TRUST OFFICER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

PAUL J. RITTER (SENIOR VICE PRESIDENT, COMPTROLLER, AND TREASURER)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Financial Services

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.





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KERON D. CHANCE (DIRECTOR)

Residence or Business Address:            201 West Commerce Street
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Attorney

        Name of Employer:                 Chance & McCann

        Principal Business:               Law

        Position:                         Partner

        Address:                          201 West Commerce Street
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

HENRY L. BACKENSON (DIRECTOR)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Retired

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.





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LOUIS PIZZO (DIRECTOR)

Residence or Business Address:            53 South Laurel
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Retired

        Name of Employer:                 Southern Jersey Bancorp of Delaware,
                                          Inc.

        Principal Business:               Bank Holding Company

        Address:                          53 South Laurel
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.

ALFRED F. CAGGIANO (DIRECTOR)

Residence or Business Address:            400 Greenwich Road
                                          Bridgeton, New Jersey 08302

Principal Occupation or
Employment:                               Apple and Peach grower

        Name of Employer:                 Sunny Slope Farms of New Jersey

        Principal Business:               Agriculture

        Position:                         President

        Address:                          400 Greenwich Road
                                          Bridgeton, New Jersey 08302

Citizenship:                              U.S.A.


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DONALD E. STRANG (DIRECTOR)

Residence or Business Address:            122 Old Cohansey Road
                                          Shiloh, New Jersey 08353
Principal Occupation or
Employment:                               Farm Equipment Sales

        Name of Employer:                 Farm-Rite, Inc.

        Principal Business:               Farm Equipment Sales

        Position:                         Chairman of the Board

        Address:                          122 Old Cohansey Road
                                          Shiloh, New Jersey 08353

Citizenship:                              U.S.A.

FRANK LOBIONDO (DIRECTOR)

Residence or Business Address:            715 Landis Avenue
                                          Rosenhayn, New Jersey 08345

Principal Occupation or
Employment:                               Trucking

        Name of Employer:                 LoBiondo Brothers Trucking

        Principal Business:               Trucking

        Position:                         Chairman of the Board

        Address:                          715 Landis Avenue
                                          Rosenhayn, New Jersey 08345

Citizenship:                              U.S.A.





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JAMES H. CARLL (DIRECTOR)

Residence or Business Address:            One Centennial Square
                                          Haddonfield, New Jersey 08033

Principal Occupation or
Employment:                               Attorney

        Name of Employer:                 Archer & Greiner

        Principal Business:               Law

        Position:                         Partner

        Address:                          One Centennial Square
                                          Haddonfield, New Jersey 08033

Citizenship:                              U.S.A.

ANTHONY M. SPARACIO, JR. (DIRECTOR)

Residence or Business Address:            716 Maple Avenue
                                          Rasenhayn, New Jersey 08352

Principal Occupation or
Employment:                               Fuel Distribution

        Name of Employer:                 S&L Petroleum, Inc.

        Principal Business:               Retail fuel distributor

        Position:                         President

        Address:                          716 Maple Avenue
                                          Rasenhayn, New Jersey 08352

Citizenship:                              U.S.A.





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